2005 FOR PROFIT CORPORATION ANNUAL REPORT
DOCUMENT* P03000025188
Entity Name:   FREEDOM 4 WIRELESS, INC.


FILED
   Jan 24, 2005 Secretary of State





Current Principal Place of Business:
14 EAST WASHINGTON ST
SUITE 306
ORLANDO, FL 32801       US
Current Mailing Address:
14 EAST WASHINGTON ST
SUITE 306
ORLANDO, FL 32801       US
FEI Number: 56-2335301	FEI Number Applied For ( )
Name and Address of Current Registered Agent:
TIMMONS, HARRYRD M 14
EAST WASHINGTON ST
SUITE 306 ORLANDO, FL
32801   US


New Principal Place of Business:
100 VILLAGE SQUARE CROSSING
SUITE 202
PALM BEACH GARDENS, FL 33410      US
New Mailing Address:
100 VILLAGE SQUARE CROSSING
SUITE 202
PALM BEACH GARDENS, FL 33410      US
FEI Number Not Applicable ( )	Certificate of Status
Desired ( )
Name and Address of New Registered
Agent:
TURNER, RICHARD C
4200 OAK STREET
US
PALM BEACH GARDENS, FL 33418


The above named entity submits this statement for the purpose of changing its registered office or registered agent, or both, in the State of Florida.


SIGNATURE:   RICHARD C. TURNER


01/24/2005





Electronic Signature of Registered Agent
Election Campaign Financing Trust Fund Contribution ( ).
OFFICERS AND DIRECTORS:
Title:	CHDC	( ) Delete
Name:	SHAW, ROBERT
Address:	14 EAST WASHINGTON ST, SUITE 306
City-St-Zip:	ORLANDO, FL 32801 US
Title:	DP	( ) Delete
Name:	TIMMONS, HARRY M
Address:	14 E WASHINGTON ST SUITE 306
City-St-Zip:	ORLANDO, FL 32801

Title:
COOD          (X) Delete
Name:
MONEY, JAMES K
Address:
14 EAST WASHINGTON ST SUITE 306
City-St-Zip:
ORLANDO, FL 32801 US
Title:
CTO             (X) Delete
Name:
HICKMAN, DAVID
Address:
14 EAST WASHINGTON ST SUITE 306
City-St-Zip:
ORLANDO, FL 32801 US
Title:
D                  (X) Delete
Name:
SPERRY, CHARLES
Address:
14 EAST WASHINGTON ST SUITE 306
City-St-Zip:
ORLANDO, FL 32801 US
Title:
D                  (X) Delete
Name:
THOMPSON, JOHN
Address:
14 EAST WASHINGTON ST SUITE 306
City-St-Zip:
ORLANDO, FL 32801 US


Date
ADDITIONS/CHANGES TO OFFICERS AND
DIRECTORS:

Title:
DPSC           (X) Change (
) Addition
Name:
RICHMOND, BARNEY A

Address:
100 VILLAGE SQUARE CROSSING SUI"
City-St-Zip:
PALM BEACH GARDENS,
FL 33410
US
Title:
DT                (X) Change (
) Addition
Name:
TURNER, RICHARD C

Address:
4200 OAK STREET

City-St-Zip:
PALM BEACH GARDENS,
FL 33418
US
Title:
( ) Change (
) Addition
Name:


Address:


City-St-Zip:


Title:
( ) Change (
) Addition
Name:


Address:


City-St-Zip:


Title:
( ) Change (
) Addition
Name:


Address:


City-St-Zip:


Title:
( ) Change (
) Addition
Name:


Address:


City-St-Zip:




I hereby certify that the information supplied with this filing does not qualify for the for the exemption stated in Section 119.07(3) (i),Florida Statutes. I further certify that the information indicated on this report or supplemental report is true and accurate and that my electronic signature shall have the same legal effect as if made under oath; that I am an officer or director of the corporation or the receiver or trustee empowered to execute this report as required by Chapter 607, Florida Statutes; and that my name appears above, or on an attachment with an address, with all other like empowered.


SIGNATURE:   RICHARD C. TURNER


T


01/24/2005





Electronic Signature of Signing Officer or Director


Date